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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 1, 1994 included in Spelling Entertainment Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 1993.

                                          ARTHUR ANDERSEN & CO.

Los Angeles, California
April 25, 1994